Summary Prospectus – September 25, 2017

JNL/Westchester Capital Event Driven Fund
Class A
Class I

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated September 25, 2017, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is to seek to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment's return, but also the amount of potential risk involved in producing that return.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	1.05%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1,2]	0.74%
Acquired Fund Fees and Expenses[3]	0.09%
Total Annual Fund Operating Expenses[4]	2.18%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	1.05%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1,2]	0.74%
Acquired Fund Fees and Expenses[3]	0.09%
Total Annual Fund Operating Expenses	1.88%
1 "Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
2 "Other expenses" are based on amounts incurred during the period ended December 31, 2016.  The amount includes the costs associated with the Fund's short sales on equity securities.  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.  In addition, the Fund incurs borrowing fees related to short sale transactions.  The annualized ratios of dividend expense on short sales and borrowing fees related to short sales to assets for the period were 0.63%.  The Fund's actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.  The annualized ratios of dividend expense on short sales and borrowing fees related to short sales have been restated to reflect current fees.
3 Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expenses disclosed above.
4 Expense information has been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$221	$682	$1,170	$2,513

Class I
1 year	3 years	5 years	10 years
$191	$591	$1,016	$2,201

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund's performance.

Period
1/1/2016 – 12/31/2016	251%

Principal Investment Strategies.  The Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as "event-driven opportunities"). Among the investment strategies the sub-adviser, Westchester Capital Management, LLC ("Sub-Adviser") may use on behalf of the Fund are the following:

Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase. Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage "spread," generally determines the Fund's potential profit on any given investment. In conjunction with investment in a target company, the Fund may employ a variety of hedging strategies to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options.

Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Sub-Adviser that the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spinoffs and split-offs, credit rating upgrade, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event.

Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer. For example, when the Sub-Adviser believes that unsecured debt securities are overvalued in relation to senior secured debt securities of the same issuer, the Fund may purchase the senior secured debt securities of the issuer and take a short position in the unsecured debt securities of the same issuer.

Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between a firm's convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities. Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

Distressed/Restructuring: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceeding. The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions. The Fund may also purchase securities in anticipation of a company's recovery or turnaround or the liquidation of all or some of the company's assets.

Option Income Strategies: The Fund may sell, or "write," call options on its portfolio securities. The Fund may also write call options on one or more basket of stocks, such as the S&P 500 Index or an industry sub-group of the S&P 500 Index. The options written by the Fund are considered "covered" if the Fund owns the stocks or basket of stocks against which the options are written. The Sub-Adviser may determine to purchase shares and sell call options on those shares at approximately the same time, although the sale of options on the Fund's portfolio securities may occur at any time or not at all. The Sub-Adviser may utilize the option writing strategy at any time, including in a relatively flat or declining market environment, to earn premium income. The Fund may sell call options on substantially all of its portfolio securities.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as "uncovered" options), buying or selling options when the Sub-Adviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions.  In a risk-reversal transaction, the Sub-Adviser may buy put options and sell call options against a long stock position.

In implementing the Fund's investment strategies, the Fund may invest in a wide variety of investments, such as equity securities of any kind, debt securities of any kind, including those that pay a fixed or floating rate of interest, warrants, convertible securities, master limited partnerships, derivative instruments of any kind, including options, futures, currency forwards and swaps.

The Fund may purchase fixed- and floating-rate income investments of any credit quality or maturity, including corporate bonds, bank debt and preferred securities. Certain of the debt securities in which the Fund invests may carry non-investment-grade ratings (rated BB+ or lower by S&P Global Ratings, or comparably rated by another nationally recognized statistical rating organization), or may be unrated investments of comparable quality, commonly referred to as "high-yield" or "junk" bonds.

The Fund may enter into derivative transactions and other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Fund may write call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income. The Sub-Adviser may seek to hedge the Fund's portfolio against a decline in the value of its portfolio securities or a decline in the market generally by purchasing put options.

The Fund also may use derivative transactions with the purpose or effect of creating investment leverage.

The Fund may invest in derivative instruments in any manner consistent with its investment strategies.

The Fund may invest in other investment companies, including exchange-traded funds ("ETFs"). Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the Fund's cash position. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes or to preserve the Fund's ability to capitalize quickly on new market opportunities. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested and the Fund may not achieve its investment objective. The Fund may also invest in special purpose acquisition companies, a form of investment company typically formed for the purpose of acquiring an operating business.

In making investments for the Fund, the Sub-Adviser is guided by the following general considerations:

•	before an initial position in an event-driven opportunity is established, a preliminary analysis is made of the expected event to determine the probability and timing of the event;

•
in deciding whether or to what extent to invest, the Sub-Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the relevant participants, and the liquidity of the securities involved in the transaction; and

•	the risk-reward characteristics of each event-driven opportunity are assessed on an ongoing basis.

The Fund is a "non-diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Accounting risk – The Fund bases investment selections, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund's investment manager to identify appropriate investment opportunities.

•
Call risk – Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

•
Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company's financial condition.

•
Concentration risk – The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

•
Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities.  Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and conversion price.  While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.  The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.  Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

•
Credit risk – The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives' original cost.  Certain derivatives transactions may be subject to counterparty risk.

•
Distressed securities risk – Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Event driven and special situations risk – At times, the Fund may seek to benefit from what are considered "special situations," such as mergers, acquisitions, consolidations, liquidations, spin-offs, tender or exchange offers, reorganizations, restructurings or other unusual events that are expected to affect a particular issuer.  Such special situations may involve so-called "distressed companies," the debt obligations of which typically are unrated, lower-rated, in default or close to default.  Also, securities of distressed companies are generally more likely to become worthless.  There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply.

•
Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund's expenses and may limit the Fund's performance.

•
Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•
Hedging instruments risk – The Fund, may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the Sub-Adviser's opinion, it would be advantageous to the Fund.  A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.  For example, during periods when the U.S. dollar weakens in relation to a foreign currency, the Fund's use of a currency hedging program will result in lower returns than if no currency hedging programs were in effect.  The Fund may also attempt, from time to time, to hedge against market risk by using other derivative investments, which may include purchasing or selling call and put options.  A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller of the option the obligation to sell, the underlying instrument at the exercise price.  Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.  Forward foreign currency exchange contracts and put options are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset.  The Fund may also use futures, swaps, and other derivative instruments to hedge risk.  The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed.  To the extent the Fund enters into these transactions, its success will depend on the Sub-Adviser's ability to predict market movements, and their use may have the opposite effect of that intended.  Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by any other party, or inability to close out a position because the trading market becomes illiquid.  In addition, for certain reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio instruments being hedged.  Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  It is not possible to hedge fully or perfectly against any risk.

•
High yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies.  Junk bonds are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations.

•
Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value.  Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.

•
Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

•
Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.

•
Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements.  The effect of using leverage is to amplify the Fund's gains and losses in comparison to the amount of the Fund's assets (that is, assets other than borrowed assets) at risk, which may cause the Fund's portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund's investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund's investment objective or negatively affect the Fund's investment performance.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Master limited partnership risk – An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation.  Holders of MLP units have limited control on matters affecting the partnership.  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.  MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.  The benefit derived from the Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. Certain MLPs may be illiquid securities.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.
•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund's performance more than if the Fund were a diversified investment company.

•
Options risk – If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by a Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to a Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by a Fund. Options may be illiquid and a Fund may have difficulty closing out its position.  The prices of options can be highly volatile and the use of options can lower total returns.

•
Privately-placed securities risk – The Fund's investments may also include privately-placed securities, which are subject to resale restrictions. Investments in these securities usually will decrease a Fund's liquidity level to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The liquid nature of the market for privately-placed securities, as well as the lack of publicly-available information regarding these securities, may also adversely affect the Fund's ability fair value such securities at certain times and could make it difficult for the Fund to sell them. The Fund could lose money on such investments.

•
Short sales risk – The Fund may take a short position in securities or in a derivative instrument, such as a future, forward or swap. Short sales involve greater reliance on the investment manager's ability to accurately anticipate the future value of an instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure.  Because the Fund's potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.  By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks.  The Fund's long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund's overall potential for loss to a greater extent than would occur without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

•
Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•
Speculative exposure risk – If a Fund invests in a derivative instrument (or engages in a similarly speculative practice) not for the purpose of hedging, the Fund is directly exposed to the risks associated with an investment in that derivative. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost and, in certain instances, potential losses may be unlimited.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. If such arrangements had not been in place, performance for those periods would have been lower.

Information for Class I shares is not shown because Class I shares commenced operations on September 25, 2017.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 12/31/2016): 1.58%; Worst Quarter (ended 6/30/2016): -0.94%

Average Annual Total Returns as of December 31, 2016
	1 year	Life of Fund (April 27, 2015)
JNL/Westchester Capital Event Driven Fund (Class A)	2.55%	-1.55%
Wilshire Liquid Alternative Event Driven Index	3.47%	-1.20%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Westchester Capital Management, LLC ("WCM")

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Roy D. Behren	April 2015	Portfolio Manager, WCM
Michael T. Shannon	April 2015	Portfolio Manager, WCM

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund's shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund's dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.